UNITED
                    RETIREMENT
                    SHARES,
                    INC.

                    SEMIANNUAL
                    REPORT
                    ------------------------------------------
                    For the six months ended December 31, 1999

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell &Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.






























This report is submitted for the general information of the shareholders of United Retirement Shares, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Retirement Shares, Inc. current prospectus.

PRESIDENT'S LETTER
DECEMBER 31, 1999


Dear Shareholder:

We are delighted to share with you this report on your Fund's operations for the six months ended December 31, 1999.

The second half of 1999 was another extraordinary period for equity markets in the U.S. and, indeed, around much of the globe, as all major stock market indices weathered some volatility and finished 1999 solidly above mid-year levels. Leading the way was the Nasdaq Composite, which is laden with technology-oriented companies. This index rose a stunning 51.5 percent in the last six months of 1999 and 85.6 percent for all of 1999, as investors poured money into stocks of these "new era" companies. The Standard & Poor's 500, the index most often used to track the performance of the largest U.S. stocks, rose
7.84 percent for the six months ended December 31 and 21.09 percent for the year. The Dow Jones Industrial Average, which includes 30 of the nation's largest companies, rose 5.44 percent in the last six months of the year and
26.93 percent for all of 1999. And, finally, the Russell 2000, which tracks the performance of small-company stocks, rose 10.99 percent for the last six months of 1999 and 21.17 percent for the year after having significantly trailed other indices in recent years. Clearly, smaller and mid-sized companies -- especially those in the technology industry -- were at the center of the market's favor for the final six months of 1999.

The domestic equity markets' performance was achieved despite conflicting economic signals. Inflation, as defined by the Consumer Price Index, rose 2.2 percent for all of 1999, up from the prior year's 1.8 percent but still modest by historical standards. At the same time, though, interest rates increased considerably over the course of the year and overall economic activity remained strong. While such factors might ordinarily have undermined a vibrant stock market, they had no noticeably negative overall effect in 1999. This was due in part to investors' enormous enthusiasm for technology-related stocks which, throughout 1999 -- and especially in the last six months of the year -- seemed impervious to the influence of economic factors. U.S. equity markets were not alone in turning in strong performances for the second half and all of 1999. Many foreign equity markets turned in exceptional years as well, buoyed by some of the same factors that propelled U.S. markets, along with a faster-than-expected recovery in certain of the Asian markets that had been in economic crisis in the recent past.

The news from bond markets was much less favorable. Inflationary pressures, including high levels of consumer spending and very low unemployment, caused bond yields (which move inversely to bond prices) to rise considerably over the course of the year. As a result, U.S. bond markets experienced a very difficult six months and their toughest full year since 1994. The Federal Reserve, which is committed to keeping inflation in check, raised interest rates three times during 1999 and, as the year came to a close, the likelihood of additional rate hikes early in 2000 appeared to be high.

We were pleased with the overall performance of the United Fund family in the second half of 1999 and for the full year. This report provides in-depth discussion of the performance of the fund you own. I urge you to read it with care so you can continue to be a well-informed investor.

While these reports necessarily focus on the second half of 1999, we of course urge all our investors to keep a long-term perspective. Just as we urge you not to become unduly concerned if the market moves downward in the near term, we would urge that you not become too exuberant when it moves higher in similarly short periods. No one can predict with certainty where markets will go next, but one thing that remains certain is that a well-thought-out investment plan is essential. Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. Your Waddell & Reed financial advisor is indispensable in helping you create an investment program comprising our time-tested investments. And with that plan in place, you can face any market condition with confidence.

Respectfully,


Robert L. Hechler
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------------------------
UNITED RETIREMENT SHARES, INC.
PORTFOLIO STRATEGY:
Common stocks believed to       GOAL:   To seek the highest
have the potential for:                 long-term total
  Long-term appreciation                investment return as is,
  Stability                             in the opinion of
  Income                                management,consistent with the
                                        reasonable safety of capital.

Maximum 10% foreign         STRATEGY:   Invests primarily in
securities                              common stocks and debt
                                        securities of U.S.
Debt securities                         issuers (of any maturity
                                        and mostly of investment
Cash reserves                           grade).  The Fund
                                        generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential.

                             FOUNDED:   1972

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares
                 PER SHARE DATA
For the Six Months Ended December 31, 1999
------------------------------------------

DIVIDENDS PAID                  $0.04
                                =====

CAPITAL GAINS DISTRIBUTION      $1.71
                                =====

NET ASSET VALUE ON
  12/31/99 $10.94  adjusted to:$12.65(A)
  06/30/99                       9.84
                               ------
CHANGE PER SHARE               $ 2.81
                               ======

(A)This number includes the capital gains distribution of $1.71 paid in December 1999 added to the actual net asset value on December 31, 1999.

Past performance is not necessarily indicative of future results.


TOTAL RETURN HISTORY

                                  Average Annual Total Return
                                  ---------------------------
                                      With         Without
Period                            Sales Load*    Sales Load**
------                            -----------    ------------
1-year period ended 12-31-99          35.39%         43.65%
5-year period ended 12-31-99          19.09%         20.51%
10-year period ended 12-31-99         14.17%         14.85%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS
On December 31, 1999, United Retirement Shares, Inc. had net assets totaling $1,199,899,771 invested in a diversified portfolio of:

   88.97% Common Stocks
    5.17% Corporate Bonds
    2.68% Cash and Cash Equivalents
    1.97% U.S. Government Securities
    0.96% Preferred Stock
    0.25% Other Government Security



As a shareholder of United Retirement Shares, Inc. for every $100 you had invested on December 31, 1999, your Fund owned:

 $47.38  Manufacturing Stocks
  13.51  Services Stocks
  10.99  Transportation, Communication, Electric
           and Sanitary Services Stocks
   7.73  Finance, Insurance and Real Estate Stocks
   5.70  Wholesale and Retail Trade Stocks
   5.17  Corporate Bonds
   2.99  Mining Stocks
   2.68  Cash and Cash Equivalents
   1.97  U.S. Government Securities
   0.96  Preferred Stock
   0.67  Contract Construction Stocks
   0.25  Other Government Security

THE INVESTMENTS OFUNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 1.04%
 Nordstrom, Inc.  ........................   300,000 $  7,856,250
 Saks Incorporated*  .....................   300,000    4,668,750
   Total .................................             12,525,000

Apparel and Other Textile Products - 0.66%
 Cintas Corporation  .....................   150,000    7,964,062

Building Materials and Garden Supplies - 0.47%
 Fastenal Company  .......................   125,000    5,621,094

Business Services - 12.67%
 America Online, Inc.*  ..................   125,000    9,429,687
 BMC Software, Inc.*  ....................   150,000   11,985,938
 Citrix Systems, Inc.*  ..................    75,000    9,222,656
 Computer Sciences Corporation*  .........   150,000   14,193,750
 Compuware Corporation*  .................   200,000    7,443,750
 Electronic DataSystems Corporation  .....   125,000    8,367,188
 FleetBoston Financial Corporation  ......   250,000    8,703,125
 Intuit Inc.*  ...........................   200,000   11,981,250
 Lycos, Inc.*  ...........................   100,000    7,959,375
 Microsoft Corporation*  .................   200,000   23,343,750
 Oracle Corporation*  ....................   200,000   22,406,250
 Sterling Software, Inc.*  ...............   275,000    8,662,500
 SunGard Data Systems, Inc.*  ............   350,000    8,312,500
   Total .................................            152,011,719

Chemicals and Allied Products - 14.57%
 Abbott Laboratories  ....................   200,000    7,262,500
 Alpharma Inc., Class A  .................   250,000    7,687,500
 American Home Products Corporation  .....   275,000   10,845,313
 Biogen, Inc.*  ..........................   150,000   12,670,312
 Bristol-Myers Squibb Company  ...........   200,000   12,837,500
 du Pont (E.I.) de Nemours and Company  ..   150,000    9,881,250
 Forest Laboratories, Inc.*  .............   250,000   15,359,375
 Lilly (Eli) and Company  ................   150,000    9,975,000
 Merck & Co., Inc.  ......................   175,000   11,735,938
 Monsanto Company  .......................   275,000    9,796,875
 Pfizer Inc.  ............................   200,000    6,487,500
 Pharmacia & Upjohn, Inc.  ...............   250,000   11,250,000
 Pharmacyclics, Inc.*  ...................   200,000    8,275,000
 Schering-Plough Corporation  ............   275,000   11,601,562
 Smith International, Inc.*  .............   175,000    8,695,312
 Warner-Lambert Company  .................   250,000   20,484,375
   Total .................................            174,845,312


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Communication - 10.02%
 AT&T Corp. - Liberty Media Group,
   Class A* ..............................   200,000 $ 11,350,000
 Cablevision Systems Corporation,
   Class A* ..............................   100,000    7,550,000
 Charter Communications, Inc.*  ..........   500,000   10,937,500
 MCI WORLDCOM, Inc.*  ....................   262,500   13,920,703
 MGC Communications, Inc.*  ..............   200,000   10,112,500
 MediaOne Group, Inc.*  ..................   150,000   11,521,875
 Sinclair Broadcast Group, Inc.*  ........   700,000    8,553,125
 TV Guide, Inc., Class A*  ...............   375,000   16,066,406
 USA Networks, Inc.*  ....................   300,000   16,565,625
 Viacom Inc., Class B*  ..................   225,000   13,598,438
   Total .................................            120,176,172

Depository Institutions - 2.84%
 Bank of America Corporation  ............   225,000   11,292,187
 Chase Manhattan Corporation (The)  ......   150,000   11,653,125
 Citigroup Inc.  .........................   200,000   11,112,500
   Total .................................             34,057,812

Eating and Drinking Places - 0.43%
 Wendy's International, Inc.  ............   250,000    5,156,250

Electronic and Other Electric Equipment - 16.62%
 Amphenol Corporation, Class A*  .........   150,000    9,984,375
 Analog Devices, Inc.*  ..................   225,000   20,925,000
 Celestica, Inc.*  .......................   200,000   11,100,000
 DII Group, Inc. (The)*  .................   200,000   14,193,750
 Gemstar International Group Limited*  ...   100,000    7,118,750
 General Electric Company  ...............   100,000   15,475,000
 Harman International Industries,
   Incorporated ..........................   275,000   15,434,375
 Intel Corporation  ......................   225,000   18,513,281
 JDS Uniphase Corporation*  ..............   120,000   19,357,500
 Jabil Circuit, Inc.*  ...................   150,000   10,950,000
 Maxim Integrated Products, Inc.*  .......   250,000   11,789,063
 Micron Technology, Inc.*  ...............   150,000   11,662,500
 Motorola, Inc.  .........................    80,000   11,780,000
 Rambus Inc.*  ...........................   170,000   11,459,062
 Texas Instruments Incorporated  .........   100,000    9,687,500
   Total .................................            199,430,156

Fabricated Metal Products - 0.85%
 Parker Hannifin Corporation  ............   200,000   10,262,500

Food and Kindred Products - 0.84%
 Seagram Company Ltd. (The)  .............   225,000   10,110,937

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Food Stores - 0.79%
 Kroger Co. (The)*  ......................   500,000$   9,437,500

General Merchandise Stores - 0.86%
 Wal-Mart Stores, Inc.  ..................   150,000   10,368,750

Heavy Construction, Except Building - 0.67%
 Halliburton Company  ....................   200,000    8,050,000

Industrial Machinery and Equipment - 8.21%
 Apple Computer, Inc.*  ..................   155,000   15,931,094
 Applied Materials, Inc.*  ...............   140,000   17,731,875
 Dell Computer Corporation*  .............   250,000   12,742,187
 EMC Corporation*  .......................   125,000   13,656,250
 Extreme Networks, Inc.*  ................   175,000   14,634,375
 Illinois Tool Works, Inc.  ..............   125,000    8,445,313
 Novellus Systems, Inc.*  ................   125,000   15,316,406
   Total .................................             98,457,500

Instruments and Related Products - 1.69%
 Guidant Corporation*  ...................   150,000    7,050,000
 Teradyne, Inc.*  ........................   200,000   13,200,000
   Total .................................             20,250,000

Insurance Agents, Brokers & Service - 0.99%
 Hartford Financial Services Group Inc. (The) 250,000  11,843,750

Insurance Carriers - 1.07%
 Lincoln National Corporation  ...........   150,000    6,000,000
 ReliaStar Financial Corp.  ..............   175,000    6,857,813
   Total .................................             12,857,813

Motion Pictures - 0.84%
 Time Warner Incorporated  ...............   140,000   10,141,250

Nondepository Institutions - 0.78%
 Freddie Mac  ............................   200,000    9,412,500

Oil and Gas Extraction - 2.99%
 Apache Corporation  .....................   275,000   10,157,812
 Burlington Resources Incorporated  ......   350,000   11,571,875
 Schlumberger Limited  ...................   225,000   12,656,250
 Transocean Sedco Forex Inc.  ............    43,560    1,467,428
   Total .................................             35,853,365

Paper and Allied Products - 0.82%
 International Paper Company  ............   175,000    9,876,563


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Petroleum and Coal Products - 1.64%
 Exxon Mobil Corporation  ................   150,000$   12,084,375
 Royal Dutch Petroleum Company,
   NY Shares .............................   125,000    7,554,687
   Total .................................             19,639,062

Security and Commodity Brokers - 2.05%
 Goldman Sachs Group, Inc. (The)  ........   150,000   14,128,125
 Merrill Lynch & Co., Inc.  ..............   125,000   10,437,500
   Total .................................             24,565,625

Transportation by Air - 0.97%
 UAL Corporation*  .......................   150,000   11,634,375

Transportation Equipment - 1.48%
 Ford Motor Company  .....................   150,000    8,015,625
 Gentex Corporation*  ....................   350,000    9,756,250
   Total .................................             17,771,875

Wholesale Trade -- Durable Goods - 1.01%
 Avnet, Inc.  ............................   200,000   12,100,000

Wholesale Trade -- Nondurable Goods - 1.10%
 Cardinal Health, Inc.  ..................   275,000   13,165,625

TOTAL COMMON STOCKS - 88.97%                        $1,067,586,567
 (Cost: $810,872,790)

PREFERRED STOCK - 0.96%
Communication
 Cox Communications, Inc.,
   7.0% (Convertible) ....................   170,000$   11,560,000
 (Cost: $8,500,000)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Chemicals and Allied Products- 0.82%
 du Pont (E.I.) de Nemours and Company,
   6.75%, 10-15-04 .......................   $10,000    9,868,900

Communication - 0.39%
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-30 .......................     3,000    3,248,940
 Southwestern Bell Telephone Company,
   5.77%, 10-14-03 .......................     1,500    1,439,100
   Total .................................              4,688,040

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Depository Institutions - 0.19%
 Wachovia Corporation,
   6.25%, 8-4-08 .........................   $ 2,500$   2,301,850

Electric, Gas and Sanitary Services - 0.08%
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust PG&E-1,
   6.42%, 9-25-08 ........................     1,000      967,920

Food and Kindred Products - 0.41%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................     5,000    4,939,500

Health Services - 0.53%
 Columbia/HCA Healthcare Corporation,
   6.91%, 6-15-05 ........................     7,000    6,405,000

Industrial Machinery and Equipment - 0.20%
 Tyco International Group S.A.,
   6.375%, 6-15-05 .......................     2,500    2,341,950

Nondepository Institutions - 2.06%
 Ford Motor Credit Company,
   6.7%, 7-16-04 .........................    22,000   21,532,500
 General Electric Capital Corporation,
   8.3%, 9-20-09 .........................     3,000    3,197,460
   Total .................................             24,729,960

Transportation by Air - 0.31%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................     3,650    3,645,876

United States Postal Service - 0.18%
 Postal Square Limited Partnership,
   8.95%, 6-15-22 ........................     1,855    2,098,095

TOTAL CORPORATE DEBT SECURITIES - 5.17%              $ 61,987,091
 (Cost: $62,835,957)

OTHER GOVERNMENT SECURITY - 0.25%
Supranational
 International Bank for Reconstruction and
   Development,
   9.25%, 7-15-17 ........................     2,500 $  2,982,500
 (Cost: $2,498,309)

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OFUNITED RETIREMENT SHARES, INC.
DECEMBER 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association,
   6.51%, 5-6-08 .........................   $ 7,500$   7,066,425
 Government National Mortgage Association,
   6.5%, 8-15-28 .........................    12,855   12,063,290
 National Archives Facility Trust,
   8.5%, 9-1-19 ..........................     4,122    4,514,195

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 1.97%                                  $ 23,643,910
 (Cost: $24,421,078)

TOTAL SHORT-TERM SECURITIES - 2.10%                  $ 25,171,192
 (Cost: $25,171,192)

TOTAL INVESTMENT SECURITIES - 99.42%                $1,192,931,260
 (Cost: $934,299,326)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.58%       6,968,511

NET ASSETS - 100.00%                                $1,199,899,771

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED RETIREMENT SHARES, INC.STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)
Assets
 Investment securities - at value
   (Notes 1 and 3) .................................   $1,192,931
 Cash   ............................................            2
 Receivables:
   Investment securities sold ......................        7,633
   Dividends and interest ..........................        1,898
   Fund shares sold ................................        1,552
 Prepaid insurance premium .........................           13
                                                       ----------
    Total assets  ..................................    1,204,029
                                                       ----------
Liabilities
 Payable to Fund shareholders  .....................        3,690
 Accrued service fee (Note 2)  .....................          201
 Accrued transfer agency and
   dividend disbursing (Note 2) ....................          139
 Accrued management fee (Note 2)  ..................           22
 Accrued distribution fee (Note 2)  ................           15
 Accrued accounting services fee (Note 2)  .........            8
 Accrued shareholder servicing - Class Y (Note 2)  .            1
 Other  ............................................           53
                                                       ----------
    Total liabilities  .............................        4,129
                                                       ----------
      Total net assets .............................   $1,199,900
                                                       ==========
Net Assets
 $1.00 par value capital stock:
   Capital stock ...................................   $  109,644
   Additional paid-in capital.......................      742,737
 Accumulated undistributed income:
   Accumulated undistributed net investment income .          695
   Accumulated undistributed net realized
    gain on investment transactions  ...............       88,192
   Net unrealized appreciation in value of
    investments  ...................................      258,632
                                                       ----------
    Net assets applicable to outstanding
      units of capital .............................   $1,199,900
                                                       ==========
Capital shares outstanding:
 Class A  ..........................................      108,060
 Class B ...........................................          550
 Class C  ..........................................          106
 Class Y  ..........................................          928
Capital shares authorized ..........................      300,000
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................       $10.94
 Class B ...........................................       $10.93
 Class C  ..........................................       $10.93
 Class Y  ..........................................       $10.94

                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.STATEMENT OF OPERATIONS
For the Six Months Ended DECEMBER 31, 1999
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................     $  5,512
   Dividends .......................................        2,661
                                                         --------
    Total income  ..................................        8,173
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        3,428
   Service fee:
    Class A  .......................................        1,036
    Class B  .......................................            2
    Class C  .......................................          ---
   Transfer agency and dividend disbursing:
    Class A  .......................................          679
    Class B  .......................................            2
    Class C  .......................................            1
   Accounting services fee .........................           45
   Distribution fee:
    Class A  .......................................           36
    Class B  .......................................            5
    Class C  .......................................            1
   Custodian fees ..................................           27
   Audit fees ......................................            9
   Legal fees ......................................            9
   Shareholder servicing - Class Y .................            5
   Other ...........................................          124
                                                         --------
    Total expenses  ................................        5,409
                                                         --------
      Net investment income ........................        2,764
                                                         --------
Realized and Unrealized Gain on
 Investments (Notes 1 and 3)
 Realized net gain on investments  .................      158,436

 Unrealized appreciation in value of investments
   during the period ...............................      113,450
                                                         --------
    Net gain on investments  .......................      271,886
                                                         --------
      Net increase in net assets resulting
       from operations  ............................     $274,650
                                                         ========


                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.STATEMENT OF CHANGES IN NET ASSETS (Dollars In Thousands)
                                           For the      For the
                                         six months   fiscal year
                                            ended        ended
                                        December 31,   June 30,
                                            1999         1999
Increase in Net Assets                  ------------  -----------
 Operations:
   Net investment income ...............  $    2,764     $ 16,688
   Realized net gain on investments ....     158,436       89,889
   Unrealized appreciation
    (depreciation)  ....................     113,450       (5,039)
                                          ----------     --------
    Net increase in net assets
      resulting from operations ........     274,650      101,538
                                          ----------     --------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ...........................      (3,662)     (15,950)
    Class B  ...........................         ---          ---
    Class C  ...........................         ---          ---
    Class Y  ...........................         (40)         (74)
   Realized gains on securities transactions:
    Class A  ...........................    (157,318)     (32,461)
    Class B  ...........................        (576)         ---
    Class C  ...........................        (113)         ---
    Class Y  ...........................      (1,368)        (138)
                                          ----------     --------
                                            (163,077)     (48,623)
                                          ----------     --------
 Capital share transactions (Note 5)  ..     194,991       12,084
                                          ----------     --------
      Total increase ...................     306,564       64,999
Net Assets
 Beginning of period  ..................     893,336      828,337
                                          ----------     --------
 End of period, including undistributed
   net investment income of $695
   and $1,633, respectively ............  $1,199,900     $893,336
                                          ==========     ========
                 *See "Financial Highlights" on pages 15 - 18.
                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the
                        six
                     months    For the fiscal year ended June 30,
                      ended    ----------------------------------
                   12/31/99    1999   1998    1997   1996    1995
                   --------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $9.84   $9.28  $9.14   $8.72  $8.26   $7.64
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........    .03     .19    .24     .27    .26     .24
 Net realized and
   unrealized gain
   on investments ..   2.82     .92    .99    1.08    .94     .86
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   2.85    1.11   1.23    1.35   1.20    1.10
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.04)  (0.18) (0.25)  (0.27) (0.27)  (0.22)
 From capital gains   (1.71)  (0.37) (0.84)  (0.66) (0.47)  (0.26)
                      -----   -----  -----   -----  -----   -----
Total distributions.  (1.75)  (0.55) (1.09)  (0.93) (0.74)  (0.48)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  .... $10.94   $9.84  $9.28   $9.14  $8.72   $8.26
                      =====   =====  =====   =====  =====   =====
Total return* ......  30.10%  12.75% 14.45%  16.70% 14.93%  15.07%
Net assets, end of
 period (in millions)$1,183    $890   $825    $716   $607    $528
Ratio of expenses to
 average net assets    1.10%** 0.99%  0.93%   0.92%  0.89%   0.89%
Ratio of net
 investment income
 to average net
 assets  ...........   0.56%** 2.04%  2.57%   3.12%  3.01%   3.04%
Portfolio turnover
 rate  ............. 152.04% 122.58% 53.52%  39.55% 42.05%  48.62%

   *Total return calculated without taking into account the sales load deducted on an initial purchase.
  **Annualized.

                            See notes to financial statements.

UNITED RETIREMENT SHARES, INC.FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                           12/31/99
                            -------
Net asset value,
 beginning of period                $10.12
                             -----
Income from investment
 operations:
 Net investment loss                 (0.01)
 Net realized and
   unrealized gain
   on investments ..           2.53
                             -----
Total from investment
 operations  .......           2.52
                             -----
Less distributions:
 From net investment
   income ..........          (0.00)
 From capital gains                  (1.71)
                             -----
Total distributions                  (1.71)
                             -----
Net asset value,
 end of period  ....         $10.93
                             =====
Total return .......          25.95%
Net assets, end of
 period (in
 millions)  ........             $6
Ratio of expenses to
 average net assets                   2.24%**
Ratio of net investment
 loss to average
 net assets  .......          -0.86%**
Portfolio turnover
 rate  .............         152.04%***

    *Commencement of operations.
   **Annualized.
  ***For the six months ended December 31, 1999.


                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                           12/31/99
                            -------
Net asset value,
 beginning of period                $10.12
                             -----
Income from investment
 operations:
 Net investment loss                 (0.01)
 Net realized and
   unrealized gain
   on investments ..           2.53
                             -----
Total from investment
 operations  .......           2.52
                             -----
Less distributions:
 From net investment
   income ..........          (0.00)
 From capital gains                  (1.71)
                             -----
Total distributions                  (1.71)
                             -----
Net asset value,
 end of period  ....         $10.93
                             =====
Total return .......          25.95%
Net assets, end of
 period (in
 millions)  ........             $1
Ratio of expenses to
 average net assets                   2.29%**
Ratio of net investment
 loss to average
 net assets  .......          -0.92%**
Portfolio turnover
 rate  .............         152.04%***

    *Commencement of operations.
   **Annualized.
  ***For the six months ended December 31, 1999.




                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the                               For the
                      six      For the fiscal              period
                    months   year ended June 30,         from 2/27/96*
                     ended   ---------------------        through
                   12/31/99    1999   1998    1997        6/30/96
                   --------  ------ ------  ------       --------
Net asset value,
 beginning of period $ 9.85   $9.28  $9.14   $8.72          $8.68
                     ------   -----  -----   -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.06     .20    .25     .29            .10
 Net realized and
   unrealized gain
   on investments ..   2.80     .94    .99    1.07            .06
                     ------   -----  -----   -----          -----
Total from investment
 operations ........   2.86    1.14   1.24    1.36            .16
                     ------   -----  -----   -----          -----
Less distributions:
 From net investment
   income...........  (0.06)  (0.20) (0.26)  (0.28)         (0.12)
 From capital gains   (1.71)  (0.37) (0.84)  (0.66)         (0.00)
                     ------   -----  -----   -----          -----
Total distributions.  (1.77)  (0.57) (1.10)  (0.94)         (0.12)
                     ------   -----  -----   -----          -----
Net asset value,
 end of period  .... $10.94   $9.85  $9.28   $9.14          $8.72
                     ======   =====  =====   =====          =====
Total return .......  30.16%  13.11% 14.62%  16.87%          1.91%
Net assets, end of
 period (in
 millions)  ........    $10      $3     $3      $3             $2
Ratio of expenses
 to average net
 assets ............   0.90%** 0.75%  0.79%   0.78%          0.71%**
Ratio of net
 investment income
 to average net
 assets ............   0.74%** 2.32%  2.71%   3.28%          3.36%**
Portfolio
 turnover rate ..... 152.04% 122.58% 53.52%  39.55%         42.05%**

 *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

NOTE 1 -- Significant Accounting Policies

     United Retirement Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide the highest long-term total investment return as is, in the opinion of management, consistent with reasonable safety of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,764,613. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,140,124 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     A contingent deferred sales charge (``CDSC'') may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

     With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

     If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.

     The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended December 31, 1999, W&R received $461 in deferred sales charges from Class B shares. No CDSC fees were received from Class C shares.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which is it entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $16,008, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $1,364,812,768 while proceeds from maturities and sales aggregated $1,270,866,121. Purchases of short-term and U.S. Government securities aggregated $1,260,914,280 and $89,450,356, respectively. Proceeds from maturities and sales of short-term and U.S. Government securities aggregated $1,250,459,721 and $160,501,602, respectively.

     For Federal income tax purposes, cost of investments owned at December 31, 1999 was $934,422,462, resulting in net unrealized appreciation of $258,508,798, of which $277,808,603 related to appreciated securities and $19,299,805 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $89,301,916 during its fiscal year ended June 30, 1999, which has been distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Dollar amounts are in thousands.


                            For the       For the
                         six months   fiscal year
                              ended         ended
                       December 31,      June 30,
                               1999          1999
                       ------------  ------------
Shares issued from sale of shares:
 Class A  ............    7,964,481    10,309,331
 Class B .............      499,436           ---
 Class C .............       95,492           ---
 Class Y  ............      555,448       230,169
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............   15,506,922     5,446,253
 Class B .............       56,007           ---
 Class C .............       11,035           ---
 Class Y  ............       84,360        24,055
Shares redeemed:
 Class A  ............   (5,814,698)  (14,310,457)
 Class B .............       (4,948)          ---
 Class C .............         (204)          ---
 Class Y  ............      (51,690)     (242,942)
                         ----------    ----------
Increase in
 outstanding capital
 shares ..............   18,901,641     1,456,409
                         ==========    ==========
Value issued from sale
 of shares:
 Class A  ............     $ 83,310      $ 93,629
 Class B .............        5,391           ---
 Class C .............        1,028           ---
 Class Y  ............        5,741         2,066
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............      159,378        48,028
 Class B .............          575           ---
 Class C .............          113           ---
 Class Y  ............          867           212
Value redeemed:
 Class A  ............      (60,806)     (129,651)
 Class B .............          (56)          ---
 Class C .............           (2)          ---
 Class Y  ............         (548)       (2,200)
                           --------      --------
Increase in outstanding
 capital  ............     $194,991      $ 12,084
                           ========      ========

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders,
United Retirement Shares, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Retirement Shares, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended June 30, 1999, and the financial highlights for the six-month period ended December 31, 1999, and for each of the five fiscal years in the period ended June 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Retirement Shares, Inc. as of December 31, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended June 30, 1999, and the financial highlights for the six-month period ended December 31, 1999, and for each of the five fiscal years in the period ended June 30, 1999, in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Charles W. Hooper, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

THE UNITED GROUP OF MUTUAL FUNDS

United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
United Vanguard Fund, Inc.











------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com


NUR1007SA(12-99)
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